UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2022

Baker Hughes Company	Baker Hughes Holdings LLC
 (Exact name of registrant as specified in charter)

Delaware	1-38143	81-4403168	Delaware	1-09397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)	(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17021 Aldine Westfield
Houston,	Texas	77073-5101
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 439-8600
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKR	The Nasdaq Stock Market LLC
5.125% Senior Notes due 2040	-	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On January 25, 2022, the Human Capital and Compensation Committee of the Board of Directors (the "Committee") of Baker Hughes Company (the “Company”) approved revised forms of restricted stock unit award agreements and a revised form of performance share unit award agreement for officers under the Company’s 2021 Long-Term Incentive Plan. The changes, in part, modify provisions in respect of payments due at attaining retirement eligibility and changes related to certain types of transactions. The Committee also approved changes to the Company's Executive Officer Short-Term Incentive Plan to modify provisions related to Section 162(m) of the Internal Revenue Code, as amended and to the change in control provisions to align to the Company's Executive Change in Control Severance Plan.

On January 25, 2022, the Committee approved long-term incentive award grants to the Company's named executive officers as follows:

Named Executive Officer	Performance Share Units	Restricted Stock Units	Total
Lorenzo Simonelli	$6,600,000.00	$4,400,000.00	$11,000,000.00
Brian Worrell	$1,750,000.00	$1,750,000.00	$3,500,000.00
Maria Claudia Borras	$1,500,000.00	$1,500,000.00	$3,000,000.00
Rod Christie	$1,250,000.00	$1,250,000.00	$2,500,000.00

The Committee also approved an increase in base salary to $950,000 for Maria Claudia Borras, Executive Vice President, Oilfield Services effective February 7, 2022 and an additional restricted stock unit award with a grant date value of $3,000,000 which will cliff vest on the third anniversary of the grant date.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the complete text of the aforementioned documents, copies of which are filed as Exhibits 10.1, 10.2, 10.3, and 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

10.1	2022 Restricted Stock Unit Award Agreement (Ratable) under the Baker Hughes Company 2021 Long-Term Incentive Plan
10.2	2022 Restricted Stock Unit Award Agreement (Cliff ) under the Baker Hughes Company 2021 Long-Term Incentive Plan
10.3	2022 Performance Share Unit Award Agreement under the Baker Hughes Company 2021 Long-Term Incentive Plan
10.4	Baker Hughes Company Amended and Restated Executive Officer Short-Term Incentive Plan
101.SCH*
101.CAL*	Inline XBRL Calculation Linkbase Document
101.LAB*	Inline XBRL Label Linkbase Document
101.PRE*	Inline XBRL Presentation Linkbase Document
101.DEF*	Inline XBRL Definition Linkbase Document
104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)
F

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES COMPANY

Dated: January 27, 2022	By:	/s/ Lee Whitley
Lee Whitley Vice President and Corporate Secretary

BAKER HUGHES HOLDINGS LLC

Dated: January 27, 2022	By:	/s/ Lee Whitley
Lee Whitley Vice President and Corporate Secretary